UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
_______________________

Date of Report: (Date of earliest event reported):    July 6, 2010

              TierOne Corporation
(Exact name of registrant as specified in its charter)

Wisconsin	000-50015	04-3638672
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

  1201 Lincoln Mall, Suite 102, Lincoln, NE  68508
(Address of principal executive offices, including zip code)

           (402) 475-5100
(Registrant’s telephone number, including area code)

 1235 “N” Street, Lincoln, Nebraska 68508
(Former name or former address, if changed since last report)
 _______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03	Bankruptcy or Receivership

On June 24, 2010, TierOne Corporation filed a voluntary bankruptcy petition.  The following is information related to the filing:

1.	The case is titled TierOne Corporation, Chapter 7 proceeding, Case No. 10-41974 TLS.
2.	The case is pending in the United States Bankruptcy Court for the District of Nebraska and has been assigned to Judge Thomas L. Salindino.
3.	The petition was filed on June 24, 2010 and the court assumed jurisdiction of the matter on the same day.
4.	Rick D. Lange was appointed Chapter 7 Trustee on June 24, 2010. Contact information for Mr. Lange is as follows:
Rick D. Lange, Chapter 7 Trustee
1201 Lincoln Mall, Suite 102
Lincoln, NE 68508
(402) 475-5100
rlange@remboltludtke.com

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

By letter dated June 25, 2010, and effective immediately, Charles W. Hoskins resigned his positions as Chairman, member and any other related positions of the board of directors of TierOne Corporation.  A copy of the letter is attached.

By letter dated June 25, 2010 and effective immediately, James A. Laphen resigned his position as director of TierOne Corporation as well as any other position he might hold in such company or any of its subsidiaries.  The Chapter 7 Trustee making this filing on information and belief advises that Mr. Laphen was acting as the Chief Executive Officer of the registrant prior to his resignation.  A copy of the letter is attached.

By an undated letter received on June 25, 2010 and effective the date written, Campbell R. McConnell resigned his position as director of TierOne Corporation.  A copy of the letter is attached.

By e-mail dated June 27, 2010 directed to legal counsel for Tier One Corporation, Joyce Pocras resigned her position as director of TierOne Corporation. A copy of the e-mail is attached.

The Chapter 7 Trustee making this filing is not in a position to speculate as to the reason or cause of the resignations being disclosed herein.  There is no intention to replace any resigning parties due to commencement of the Chapter 7 bankruptcy proceeding.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIERONE CORPORATION

Date: July 6, 2010	By:	/s/ Rick D. Lange, Chptr 7 Bky Trustee
Rick D. Lange
Chapter 7 Bankruptcy Trustee

-Signature Page-

TIERONE CORPORATION

Exhibit Index to Current Report on Form 8-K

Exhibit
Number	Description

1	Resignation Letter of Charles W. Hoskins
2	Resignation Letter of James A. Laphen
3	Resignation Letter of Campbell R. McConnell
4	Resignation Email of Joyce Pocras